Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.9394%


        Excess Protection Level
          3 Month Average   5.65%
            September, 2000   5.59%
            August, 2000   5.43%
            July, 2000   5.94%


        Cash Yield                                  19.26%


        Investor Charge Offs                         4.49%


        Base Rate                                    9.17%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,612,451,744.68